UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006

                            Techprecision Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                     0-51378                  51-0539828
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(State or other jurisdiction           (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)

      One Bella Drive, Westminster, Massachusetts                   01473
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       (Address of principal executive offices)                   (Zip Code)

                          Lounsberry Holdings II, Inc.
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                           (Former name of registrant)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountants.

      On March 7, 2006, our audit committee dismissed Marcum & Kliegman LLP as our independent public accountant and selected Bloom & Co., LLP to serve as our independent public accountant for the year ending March 31, 2006. As part of Bloom & Co., LLP's engagement, Bloom & Co., LLP will also audit our financial statements at December 31, 2005. As previously reported, we changed our fiscal year to a March 31 fiscal year, which is the fiscal year of our subsidiary, Ranor, Inc. At no time since its engagement has Bloom & Co., LLP had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant.

      Our financial statements at April 30, 2005 and for the period from February 10, 2005 (inception) to April 30, 2005 were audited by Marcum & Kliegman LLP. There were no disagreements with Marcum & Kliegman LLP during the period ended April 30, 2005 or during the period subsequent to April 30, 2005 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      Bloom & Co., LLP served as the independent accountant for our subsidiary, Ranor, Inc. for the year ended March 31, 2005 and the two years in the period then ending.

Item 5.03. Amendment to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

      On March 6, 2006, we filed a certificate of ownership and merger merging our wholly-owned subsidiary, Techprecision Corporation, into us. As a result of this filing, our corporate name was changed to Techprecision Corporation.

Item 8.01 Other Events.

      On March 6, 2006, our corporate name was changed to Techprecision Corporation.

Item 9.01 Financial Statements and Exhibits.

      Exhibits

      16.1 Letter from Marcum & Kliegman LLP
      99.1 Certificate of ownership and merger merging Techprecision Corporation into the Registrant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TECHPRECISION CORPORATION
                                          (formerly Lounberry Holdings II, Inc.)
                                          --------------------------------------
                                          (Registrant)


Date: March 9, 2006                       /s/ James G. Reindl
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                                          James G. Reindl, Chairman